UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 4, 2006
DYNAVAX TECHNOLOGIES
CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-50577	33-0728374

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2929 Seventh Street, Suite 100
Berkeley, California 94710
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (510) 848-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.
     In a press release dated December 4, 2006, the Company announced results of its Phase 2 trial involving its HEPLISAV™ hepatitis B virus vaccine.
     The press release dated December 4, 2006, titled “Dynavax’s HEPLISAV™ Hepatitis B Vaccine Shows 100% Seroprotection Regardless of Vaccination Schedule in Phase 2 Trial,” is attached hereto as Exhibit 99.1 and is herein incorporated by reference.
Item 9.01.     Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description

99.1	Press release, dated December 4, 2006, entitled “Dynavax’s HEPLISAV™ Hepatitis B Vaccine Shows 100% Seroprotection Regardless of Vaccination Schedule in Phase 2 Trial.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dynavax Technologies Corporation
Dated: December 6, 2006	By:	/s/ Deborah A. Smeltzer
Deborah A. Smeltzer, Vice President,
Operations and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release, dated December 4, 2006, entitled “Dynavax’s HEPLISAV™ Hepatitis B Vaccine Shows 100% Seroprotection Regardless of Vaccination Schedule in Phase 2 Trial.”

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